Exhibit 99.1

Deutsche Bank
Investor Presentation June 2008

Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the Securities and Exchange Commission.

Company Overview
Mercer is the largest publicly traded NBSK(1) market pulp producer in the world Operates three pulp mills with 1.43 million Admt(2) of capacity
Rosenthal Stendal (3) Celgar (Germany) (Germany) (BC, Canada) 325,000 ADMT 620,000 ADMT 480,000 ADMT
___ (1) NBSK = northern bleached softwood kraft. (2) Admt = air dried metric tonnes. (3) Stendal is a 70% owned facility

Our Strategy
Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements
Improve efficiency and reduce production costs Focus on continuous improvement Focus on energy production Grow assets and earnings Organically and through acquisitions

Mercer’s impressive financial performance
Quarterly Revenue Growth
200 175
Revenue Growth 20052006 2007 150
125 Revenues (EUR) 452,437 623,977 704,391 100
75 50
Revenues (USD) [1] 563,103 783,715 965,720 25
Revenue (Millions of EUR) 0
Q1’04 Q3’04 Q1’05 Q3’05 Q1’06 Q3’06 Q1’07 Q3’07 Q1’08
Mercer has experienced exceptional growth, with a 71% increase in revenue and a 100% increase in EBITDA from 2005’s performance in USD
In 2007, Mercer’s revenues have grown to approximately $1 billion USD
Rolling LTM EBITDA
160 140 120
EBITDA Growth 200520062007 100 80 EBITDA (EUR) 69,810 148,338 126,744 60 40 EBITDA (USD) [1] 86,886 186,313 173,766 EBITDA (Millions of EUR 20 0 Q1’04 Q3’04 Q1’05 Q 3’05 Q1’06 Q3’06 Q 1’07 Q3’07 5 Q1’08 [1] Indicative results using EUR/USD FX rate of 1.245, 1.256, 1.371 in 2005, 2006 and 2007, respectively.

Mercer in Brief — Consolidated Financials As at Dec. 31, 2007 and 1st Quarter, 2008
In Millions of EUR Restricted Unrestricted Total Total (unless otherwise stated) Dec. 31, 2007 Dec. 31, 2007 Dec. 31, 2007 Q1 2008 Pulp Production 803,081 Admt 601,592 Admt 1,404,673 Admt 360,881 Admt Net Sales 401.3 303.1 704.4 179.1 Operating EBITDA 65.6 60.6 126.2 32.8 In Millions of EUR Restricted Unrestricted Total Total (unless otherwise stated) Dec. 31, 2007 Dec. 31, 2007 Dec. 31, 2007 Q1 2008 Cash 59.4 58.4 117.8 102.7 Total Assets 627.9 655.6 1,283.5 1,232.1 Total Employees 878 612 1,490 1,505

NBSK Market Pulp Capacity By Producer
By capacity, Mercer is the largest publicly traded NBSK market pulp producer in the world
Sodra Cell
Mercer
Capacity Canfor Pulp Trust
Pope and Talbot
Ilim Pulp
Total
Weyerhaeuser (1) by Tembec
Producers
New Domtar (1) Stora Enso West Fraser Metsa-Botnia SFK Pulp
0 250 500 750 1,000 1,250 1,500 000’s Tonnes of NBSK Market Pulp Capacity
(1) Adjusted for the merger of Weyerhaeuser’s fine paper business with Domtar, excluding idled mills in Prince Albert, SK and Lebel-sur-Quevillon, Que. 7
Source: Public filings of individual companies

World Class Assets
Mercer versus other top 20 NBSK producers as of Q4 2007 (includes integrated capacity)
Large, modern facilities — low capital requirements, high runability State-of-the-art environmental compliance Energy — net producers
Weighted average PM capacity 4Q07
750 (1,000 t/a) STRONG 600 Potlatch Weighted Average Weyerhaeuser Botnia Technical Age 19 Terrace Bay Ilim Mercer years 1,000 t/a 450 Södra UPM SCA Canfor Capacity, SFK Heinzel 300 P&T Stora Enso Mill Domtar West Fraser Weighted Average Billerud Capacity 380,000
150 Boise t/a
Cataly Mondi st
WEAK
30 25 20 15 10 5 0 Note: Bubble sizes represent market and integrated pulp productions. Technical Age, Years 8
Source: Jaakko Pöyry

Mercer’s Pulp Production Growth Annual Pulp Production — by Mill and Cumulative Rosenthal Celgar Stendal Mercer 1,600 1,400 1,200 1,405 Project 1,302 (000’s ADMT) 1,000 “Blue Goose” 1,185 Production Celgar Spring 2006 800 Acquisition Feb. 2005 600 Stendal completed Sept. 2004 400 557 602 485 479 439 476 200 314 317 389 327 310 310 306 Annual — - — 171
2003 2004* 2005 2006 2007
Mercer has experienced tremendous production growth, with further organic growth potential of 200,000 Admt / year
· Celgar is increasing annual production to 480,000 Admt with further potential to increase to 600,000; Stendal is increasing annual production to 620,000 Admt, with further potential to achieve 700,000 Admt in production annually
* Stendal was completed in September 2004; its 2004 total production includes pre and post completion production of 143 days

World class assets — Celgar Modern and efficient mill
Capacity of 480,000 Admt per year 16.6% reduction in non-fiber conversion costs from 2006 Mercer’s Blue Goose capital project has exceeded expectations, delivering greater savings per tonne of production
In 2007, became a net exporter of electricity Recently announced the approval of the Celgar Green Energy Project, which will double the mill’s generating capacity Celgar’s energy opportunities fit well with the BC Government’s focus on securing large amounts of green renewable electricity
Excellent location with proximity to fiber basket and ability to service growing Asian and North American Markets

World class assets — Rosenthal
Converted to kraft pulp production in 1999 Capacity has increased from 160,000 to 325,000 Admt Sets new standards for world class mill availability at 98.8%
Efficient mill with strong cost position One of the lowest delivered costs to Europe Achieved a 10.1% reduction in non-fiber conversion costs from previous year Continued its drive for excellence with another year of record production volume
Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets

World class assets — Stendal
One of the newest and largest NBSK mills in the world 71% Mercer owned Capacity of 620,000 Admt per year Achieved world class mill availability of 94.0% in 2007
Economies of scale have allowed for lower conversion costs than Rosenthal Achieved a 26.4% reduction in non-fiber conversion costs in 2007 Non-fiber conversion costs were €96 (USD$132) per Admt
667,000 MWh of electricity generated in 2007 273,000 MWh of green renewable energy was exported, generating revenues of €13.8 million (USD$18.9 million) in 2007
Location has strong forest base and is well positioned to service European and off-shore markets

Premium Pulp Commands Premium Price
Mercer’s NBSK pulp uses high quality softwood fibers, which are recognized as some of the strongest fibers in the world. The long, slender softwood fibers provide better strength and softness, producing higher quality products that command premium prices
Typical Fiber Qualities
0.275 Hardwood Fibers Softwood Fibers
0.225
Radiata Pine
BC Coastal Douglas-fir
(FR, mg / m ) BC Hemlock
0.175 Coarseness BC Interior Spruce /
Pine / Fir Softer Aspen White Birch BC Cedar
0.125 Eucalyptus Grandis 0.075 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 Source: Paprican Fiber Length (LW, millimeters)
Stronger

MERCER

Softwood Kraft Market Pulp

- There are three categories of softwood kraft market pulp, as defined by end-use requirements

Pulp Category	End Uses
Premium	Lightweight publication papers, premium tissue
Standard	Heavier weight publication papers, value tissues, lighter uncoated woodfree papers
Coarse (Includes SBSK)	Uncoated woodfree papers, packaging products

Premium and Standard grades of softwood pulp that offer reinforcement qualities are moving into a structural supply / demand dynamic that favours the producer

Source: Jaakko Pöyry

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NBSK End Uses (2003 versus 2006) 2003 2006
Specialties Printing and Specialties Printing & Writing Writing Paper 19% 17% Papers 17% 27% 18% Tissues 21% 26%
Tissues 15% 23%
Coated Mechanical (magazines)
Uncoated
Coated 17% Mechanical Mechanical (Newspaper (Magazines) Inserts) Uncoated Mechanical
Source: Jaakko Pöyry
(catalogs & inserts)
Substitution Discussion:
Substitution has been occurring as less demanding end uses have shifted away from NBSK, this trend has been occurring for well over a decade
For certain end uses, paper makers have reduced the percentage of NBSK used but when one factors in the growth of the end use segment, NBSK consumption has grown on a net tonnes basis.

NBSK Experiencing Steady Growth in Demand
Demand for NBSK pulp is growing at 1-2% per year, and is expected to continue doing so in the medium term Movement towards higher production speeds, lower basis weights, and growing demand in key segments (such as tissues and printing and writing papers) ensures healthy outlook for NBSK demand
Historic NBSK Demand versus Practical Maximum Capacity
Capacity (tonnes) Demand (tonnes) Demand Capacity Spread (%)
16,000 35% 14,000 30% 12,000 25% 10,000 20% 8,000 15% 6,000 10% Demand 000’s of tonnes 4,000 5% Supply exceed
2,000 0% 0 -5% 9 0 9 [8] 0 [4] 0 [5] 0 [6] 0 [7]
199 [0] 199 [5] 199 [6] 199 [7] 19 1 [99] 2 [00] 2 00 1 200 [2] 200 [3] 20 20 20 20 Source: Pulp & Paper Products Council Year
Increased NBSK pulp demand in key segments will more than offset the reduced NBSK pulp usage in some furnishes

MERCER

NBSK Capacity Reductions

- Recently announced closures and expected shutdowns will reduce supply
  - Approximately 1.2 million mt of NBSK market pulp capacity already shut down with another 1 million mt expected to close in the next year
  - Represents approximately 15% of total global NBSK market pulp capacity *

World NBSK Pulp Closures

Company	Location	Date	Size (000's mt)	Market Pulp (000's mt)
NBSK Pulp Mill Closures				
Stora Enso	Norrsundet, Sweden [1]	Q2 2009	300	300
Pope & Talbot	Nanaimo, Mackenzie, Halsey [2]	Q2 2008	600	600
Stora Enso	Kemijarvi, Finland	Q2 2008	250	120
Weyerhaeuser	USA	Q1 2008	60	60
West Fraser	Hinton, AB	Q4 2006	70	70
Tembec	Smooth Rock Falls, ON	Q3 2006	200	200
Cascades	Jonquiere, PQ	Q3 2006	82	0
Bowater	Thunder Bay, ON	Q2 2006	100	100
Korsnas	Gavle, Sweden	Q2 2006	70	70
Weyerhaeuser	Prince Albert, SK	Q2 2006	260	130
Western Forest Products	Squamish, BC	Q1 2006	275	275
Domtar	Lebel-sur-Quevillon	Q4 2005	300	300
			2567	2225
Total NBSK Capacity Closures			***2567***	
Total Market Pulp Closures (approx.)				***2225***

Source: NLK Pulp Monitor, company filings

[1] *Tentative plan to close in the future*

[2] *Mills are for sale and it is not expected that P&T will find a buyer for the Nanaimo mill*

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* Total global NBSK market pulp capacity = 14, 475, 000 tonnes (*Source: Pulp and Paper Products Council*)

NBSK Capacity Expansions Recently announced expansions have not offset capacity reductions
World NBSK Pulp Expansions
Size Market Pulp Company Location Date (000’s mt) (000’s)
NBSK Pulp Mill Expansions
Mercer - Stendal Germany Q4 2007 20 20 Metsa-Rauma Finland Q2 2007 45 45 Jilin Chenming China Q2 2007 100 100 Stora Enso Finland Q2 2007 65 65 Mercer - Celgar Canada Q2 2007 50 50 Munksjo Sweden Q2 2007 20 20 Weyerhaeuser Canada Q1 2007 30 30 APRIL China Q4 2006 40 40 SCA Sweden Q4 2006 20 20 Ilim Russia Q2 2006 100 100 Stora Enso Finland Q1 2006 125 125 Mercer - Stendal Germany Q4 2005 50 50 665 665
Total NBSK Capacity Expansions 665 Total Market Pulp Expansions (approx.) 665 Source: NLK Pulp Monitor, company filings

Pulp Price History Quarterly Average RISI Price Delivered to N. Europe
USD CAD EURO
1200 1100
Tonne
1000
Per 900 Price
800
CAD
NBSK 700
USD 600
500 EURO 400 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2000 2001 20022003 2004 2005 20062007
Source: RISI tables 19

Germany Fiber Outlook Sawmill industry - current capacity and Significant capacity enlargement in the growth forecast 2009/2010 German sawmill industry during the last few years Klausner Nordic Timber
Total capacity was 38 mill. scm in 2005 Robeta vs. 44 mill. scm in 2007 (+16%) Heggenstaller
Stendal
In addition, further investments of new sawmill capacities are planned (+3 mill. Klausner Holz Sachsen scm until 2010) HIT holz
Sawmill activity at lower levels due to Klausner Holz Thüringen
Rosenthal
slowing housing market
Longer term, significant growth in world class sawmill’s will provide additional
Ladenburger
residual chip sourcing opportunities for both Stendal and Rosenthal
Capacity in m [3]
Increased residual chip supply should put downward pressure on fiber prices
LEGEND current softwood capacity new softwood sawmill new hardwood sawmill 20

MERCER

BC Mountain Pine Beetle



Canfor Pulp
Cariboo Pulp
Kamloops Pulp
Tembec
Celgar
CRANBROOK
LEGEND
SEVERITY OF ATTACK
High
Severe
Very Severe
Over run
Pulp Mill Location

The situation is still evolving

- Modelling predicts 50% of the BC Lodgepole pine inventory will be dead by 2008 with 77% dead by 2014
- Pine is approximately 20-30% of BC timber base and up to 50% of the Central Interior timber base is Lodgepole pine
- Over run regions in general are regions that have extensive volumes of pine
- Dead trees are beginning to have an impact on lumber processing efficiency. Debate is underway on how long sawmill's will be able to process the dead pine. It is estimated there will be a rapid drop beginning 2016
- Situation is proving to be a short term opportunity – harvesting the dead/dying trees in Central BC is allowing stands close to Celgar to grow
- Proximity to higher growth Southern BC stands will be a competitive advantage in the medium term

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Transition to Bio-energy Economics
Pulp in a Carbon World
Unless there is a change in how customers value forest or wood based products, the industry will not continue in its current state, creating capacity decline which will continue to affect supply and demand fundamentals until prices rise high enough to reflect the energy value of wood
Over time, a levelling of the playing field on wood cost will occur between Northern and Southern mills as the cost of land for plantations is driven up by competing higher value products
On a global basis, wood will reflect and possibly exceed its fossil fuel energy value, reflecting the carbon neutrality of wood
Mercer’s position as a large net exporter of bio-energy puts it in a unique position to benefit from this opportunity

Mercer’s Consolidated Balance Sheet As at March 31, 2008 ASSETS LIABILITIES
Current Liabilities Current Assets Accounts payable and accrued expenses € 74,331 Cash and cash equivalents € 69,735 Pension and other benefit obligations, current portion 438
Receivables 91,241
Debt, current portion 35,042
Note receivable, current portion 5,167
Total Current Liabilities 109,811
Inventories (Note 4) 97,181
Prepaid expenses and other 5,019 Long-Term Liabilities
Total Current Assets 268,343 Debt, less current portion 773,972 Unrealized interest rate derivative losses 29,735 Long-Term Assets Pension and other benefit obligations 17,310 Cash, restricted 33,000 Capital leases and other 10,754
Property, plant and equipment 903,402 Deferred income tax 20,971 Investments 72 852,742
Total Liabilities 962,553
Deferred note issuance and other costs 4,955
Deferred income tax 18,746 SHAREHOLDERS’ EQUITY Note receivable, less current portion 3,536 Share capital (Note 7) 202,844
963,711 Additional paid-in capital 233
Total Assets € 1,232,054 Retained earnings 40,288 Accumulated other comprehensive income 26,136 Total Shareholders’ Equity 269,501
Total Liabilities and Shareholders’ Equity € 1,232,054
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Advantageous financial structure
Mercer’s capital structure provides high leverage to pulp cycles
German Government provided Mercer € 375 million in grants for the construction of the Rosenthal and Stendal mills. This amount is credited against fixed assets and translates into € 375 million in equity or debt that the company did not have to raise Mercer’s € 565 million Stendal debt is 80% guaranteed by the German Government, is fixed at an interest rate, including associated fees, of approximately 5.3% plus margins and costs, and is secured by the mill’s own assets The debt has provisions for cross-currency swaps with no required margins It is an amortizing debt with no immediate balloon payments Our principal payments are effectively made in pre-tax dollars due to Mercer’s tax shields Unsecured convertible debt of USD $67.5 million at 8.5% with a conversion factor of US$7.75; redeemable by the company starting Oct. 15, 2008, maturing Oct. 15, 2010 Unsecured senior notes of USD $310 million at 9.25%, maturing Feb. 15th, 2013 EBITDA from Celgar and Rosenthal for the fiscal year ending Dec. 31, 2007 was
€ 69,347,000 or US$ 95,074,000 *
Debt service costs for the unsecured Senior Notes and the Convertible Debentures was US$ 34,391,675 or € 25,085,102 for the same period
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* Indicative results using EUR/USD FX rate of 1.3710

Mercer’s key investment highlights
Future supply/demand outlook for NBSK has never looked better
World class mills that have low delivered costs and are located in excellent fiber baskets Insulated from risk of rising energy prices due to excess electricity generating capacity Incremental production capacity available at low capital cost Unique financial structure offering shareholders very high leverage to the pulp cycle Strong shareholder focused management team and board
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